Going Concern	6 Months Ended
Jun. 30, 2026
Going Concern [Abstract]
GOING CONCERN

2. GOING CONCERN

The accompanying unaudited condensed consolidated financial statements have been prepared assuming that the Company will continue as a going concern. For the six months ended June 30, 2026 and 2025, excluding the results of discontinued operations, the Company incurred operating losses of approximately US$39.3 million and US$3.1 million, respectively, negative operating cash flows of approximately US$4.7 million and positive operating cash flows of approximately US$0.6 million, respectively. As of June 30, 2026, the Company had a working capital deficit of approximately US$10.7 million. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

In February 2026, the Company completed the disposal of ICONIQ Holding Limited, which was classified as a discontinued operation. The disposal reduced the Company’s historical liabilities and operating losses associated with the disposed business; however, the Company continues to face liquidity challenges from its ongoing operations. In addition, during the six months ended June 30, 2026, the Company completed the acquisitions of Neurovia AI Limited and QC Capital Limited, as further described in Note 5 and Note 6. These acquired businesses are in the early stages of development and have not generated sufficient operating profits or cash flows to date. The Company’s ability to successfully integrate and develop these acquired businesses and generate future cash flows is subject to significant uncertainties.

To improve its liquidity position, the Company entered into an equity purchase facility agreement with SZOP Opportunities I LLC (the “EPFA”) and a convertible note facility with JAK Mobility Ventures II LLC (the “Convertible Note Facility”) in December 2025, providing potential access to up to US$100.0 million and US$80.0 million, respectively. As of June 30, 2026, approximately US$97.9 million remained available under the EPFA and approximately US$68.0 million remained available under the Convertible Note Facility. However, the Company’s ability to access financing under these arrangements is subject to various conditions, including market conditions, regulatory requirements and contractual limitations. There can be no assurance that the Company will be able to obtain additional financing when needed or on acceptable terms.

Subsequent to June 30, 2026, on July 15, 2026, the Company entered into a securities purchase agreement with JAK Mobility Ventures II LLC to issue senior convertible notes with an aggregate principal amount of up to US$37.5 million. On July 17, 2026, the Company completed the initial closing and issued a convertible note with a principal amount of US$12.5 million for proceeds of US$11.5 million. The remaining notes may be issued in one or more subsequent closings, subject to the satisfaction or waiver of certain closing conditions.

Notwithstanding the financing arrangements described above, the Company’s ability to obtain additional funding and improve its liquidity position remains subject to various factors, including market conditions, the Company’s financial performance, regulatory requirements, and contractual restrictions. Accordingly, management cannot conclude that it is probable that these plans will effectively alleviate the substantial doubt about the Company’s ability to continue as a going concern within one year after the issuance date of these unaudited condensed consolidated financial statements.

The accompanying unaudited condensed consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty and have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the ordinary course of business.